Exhibit 10.1

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AMENDMENT N °2 TO

THE AMENDED AND RESTATED COMMERCIALIZATION AGREEMENT

This Amendment N°2 to the Amended and Restated Commercialization Agreement (the “Amendment”), is entered into as of July 11, 2025 (the “Amendment n°2 Effective Date”), by and between Atara Biotherapeutics, Inc. (“Atara”) and Pierre Fabre Medicament (“Partner”). Atara and Partner are referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Atara and Partner entered into that certain Amended and Restated Commercialization Agreement, dated as of October 31, 2023, and effective as of December 19, 2023, as amended by Amendment n°1 dated March 31, 2025 (the “Agreement”);

WHEREAS, pursuant to the Agreement, Atara granted to Partner and its Affiliates an exclusive, worldwide, remuneration-bearing license, including the right to commercialize the Product (for which Atara submitted a BLA to the U.S. Food and Drug Administration on May 20, 2024) in the United States;

WHEREAS, the Parties plan to transfer the sponsorship of the Current Studies at the time of Health Authorities notification and/or approval (when applicable), together with all activities associated therewith, including but not limited to the Cell Selection, the Development and the pharmacovigilance activities;

WHEREAS, the Parties have mutually agreed to amend the Agreement as follows, in accordance with Section 16.3 of the Agreement;

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, and on the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:

AMENDMENT

1.
Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement.
2.
Section 1.165 of the Agreement is hereby deleted in its entirety and replaced

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with the following:

“R&D Post-Transfer Period” means the period from the transfer date from Atara to Partner of the first BLA in the United States of the Product by the FDA, or any other date agreed upon in writing between the Parties.

3.
Section 1.166 of the Agreement is hereby deleted in its entirety and replaced with the following:

“R&D Pre-Transfer Period” means, the period beginning on the Effective Date and ending upon the transfer date from Atara to Partner of the first BLA in the United States of the Product by the FDA, or any other date agreed upon in writing between the Parties.

4.
Section 1.209 is hereby added to the Agreement as follows:

”Transfer of IND” means the date of transfer of the sponsorship of the Current Studies, on study by study basis and/or country by country basis at the time of Health Authorities notification and/or approval (when applicable); being a) in Europe June 29, 2025 for the Atara 205 Study, and b) anticipated to be July 11, 2025 for the Atara 205 Study in all active countries outside Europe and the Atara 302 Study in all active countries.

5.
Section 5.1 (a) of the Agreement is hereby deleted and replaced in its entirety with the following:

Responsibility for conducting the Atara 302 Study and the Atara 205 Study is transferred to Partner as of the Transfer of the IND. For clarity, Partner shall be solely responsible for all Product Development activities (e.g. clinical operations, clinical sciences, biostatistics, data management, translational, and medical writing) and Product safety activities. Notwithstanding the above, upon Partner’s request, Partner delegates Atara, which hereby agrees, the performance on behalf of Partner and at Partner’s sole expense and risk, of all activities falling under Partner’s responsibility as sponsor regarding the Atara 205 Study in Europe until the Transfer of IND for the Atara 302 Study in Europe. Atara shall copy Partner with all correspondences related to the Atara 205 Study. Atara shall obtain prior Partner’s approval for any non-routine decisions not addressed by Atara’s existing processes or vendor agreements. Atara shall have no liability to Partner for performance of such activities.

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6.
Section 6.3. of the Agreement is hereby deleted and replaced in its entirety by the following:

Responsibility of all pharmacovigilance activities is transferred to Partner as of the Transfer of the IND. As of the Transfer of the IND, the Parties will terminate the Pharmacovigilance Agreement, by a Termination Letter executed by both Parties, that will include a survival clause detailing the exchange of safety information between Atara and Partner following the Transfer of the IND (the “Termination Letter”).

At a mutually agreeable time before BLA approval, to the extent Atara is expected to remain the BLA holder upon approval (for example if Partner is a named distributor), Atara and Partner will negotiate and execute a new Pharmacovigilance Agreement delineating the processes and procedures by which Partner will share safety information with Atara.

7.
Section 6.4 (a) of the Agreement is hereby deleted and replaced in its entirety with the following:

Responsibility for maintaining the Global Safety Database is transferred to Partner as of the Transfer of the IND. The exchange of safety information between Atara and Partner following the Transfer of the IND shall be provided pursuant to the Termination Letter or the new Pharmacovigilance Agreement, if applicable, to the extent Atara is expected to remain the BLA holder upon approval. Notwithstanding the above, upon Partner’s request, Partner delegates Atara, which hereby agrees, the performance on behalf of Partner and at Partner’s sole expense and risk, of all activities falling under Partner’s responsibility regarding the Global Safety Database with respect to the Atara 205 Study in Europe until the Transfer of IND for the Atara 302 Study in Europe. Atara shall copy Partner with all correspondences related to the Atara 205 Study. Atara shall obtain prior Partner’s approval for any non-routine decisions not addressed by Atara’s existing processes or vendor agreements. Atara shall have no liability to Partner for performance of such activities.

8.
A new Section 7.8 is hereby added to the Agreement as follows:

Responsibility for Cell Selection services is transferred to Partner as of the Transfer of the IND. Partner shall, and shall cause such Affiliate or Approved Sublicensee (as applicable), to conduct Cell

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Selection as necessary for Partner to Commercialize the Product. In no event shall Atara be required to provide Cell Selection services to Partner on or after the Transfer of the IND. Notwithstanding the above, upon Partner’s request, Partner delegates Atara, which hereby agrees, the performance on behalf of Partner and at Partner’s sole expense and risk, of all activities falling under Partner’s responsibility for Cell Selection regarding the Atara 205 Study in Europe until the Transfer of IND for the Atara 302 Study in Europe. Atara shall copy Partner with all correspondences related to the Atara 205 Study. Atara shall obtain prior Partner’s approval for any non-routine decisions not addressed by Atara’s existing processes or vendor agreements. Atara shall have no liability to Partner for performance of such activities.

9.
The Pharmacovigilance Transition Plan as set forth in Exhibit B of the Agreement is hereby deleted and replaced in its entirety with Appendix A attached hereto
10.
Except as specifically modified or waived herein, all other terms and conditions of the Agreement are unchanged and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms of in this Amendment and the Agreement, the terms of this Amendment will control.
11.
No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the Parties.
12.
This Amendment may be executed in any number of counterparts and by each of the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic means shall be deemed to be their original signatures for all purposes.
13.
This Amendment will be governed by and in accordance with the laws of the State of Switzerland without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC. By: /s/ Cokey Nguyen Name: Cokey Nguyen_____________________ Title: President & CEO Date: 11-Jul-2025_______________________	PIERRE FABRE MEDICAMENT By: /s/ Marie-Andrée GAMACHE Name: Marie-Andrée GAMACHE Title: President Date: 11-Jul-2025___________________

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APPENDIX A

Transition Plan

Pharmacovigilance (PV) Transition Plan

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